March 16, 2006 March 16, 2006 Exhibit 99.3

Safe Harbor
Safe Harbor
Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities
Act of 1933 and the Securities Exchange Act of 1934.  The words “believe,”
“expect,” “should,” “estimates,” and other similar expressions identify forward-
looking statements.  It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements.  For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Summary of Key Terms and Conditions
Summary of Key Terms and Conditions
Non-binding letter of Intent to acquire Corus’ Aluminum Rolled Products and
Extrusions businesses
Target businesses had 2005 revenues of approximately US $1.8 billion
Corus consultation with appropriate European employee works councils
After consultation, definitive agreement negotiated and executed
Corus retaining smelters and metal trading operation
— Aleris and Corus will enter into a multi-year metal supply contract
Net cash purchase price of €700 million, excluding the assumption of debt and certain other liabilities
Committed financing from Citigroup and Deutsche Bank
Intended closing in 3
rd
quarter 2006 subject to
— Customary regulatory approvals
— Completion of Corus financial audit
— Debt and equity offerings

Strategic Rationale
Strategic Rationale
Expands product breadth into high margin, value-added product lines
Significant research and development organization and intellectual property
Increases Aleris’ end-use diversity
— Adds aerospace, shipbuilding and hard alloy extrusions applications
— Extends global reach
Unique production capabilities
Increases scope and scale of Aleris
Well regarded management team
Strong relationships with blue chip OEMs
Initial synergy opportunities estimated at $25 million
Expected to be accretive to EPS and cash flow in first full year
Aleris’s Transformation Continues

Research, Development and Technology
Research, Development and Technology
Well developed patent and Intellectual Property holdings
150 R&D full-time equivalent employees
Koblenz rolling mill is best in class
Unique production capabilities
State-of-the-art casting facilities
Significant process development capability
Strong business and customer alignment
World Class Technical Capabilities

Rolled
Products
Zinc
Extrusions
Aluminum
Recycling
Estimated Sales Mix
Estimated Sales Mix
Rolled
Products
Zinc
Aluminum
Recycling
Aleris
Aleris With Corus Aluminum and 2005
Acquisitions
North America
Rest of World
Europe
North America
Rest of World
Europe
Extends Global Reach, Expands Product Breadth

Corus Geographic Footprint
Corus Geographic Footprint
Extrusions
Rolled Products
Key:
Country: Germany
Aircraft Plate
Commercial Plate
Heat Exchanger Sheet
Other Clad Coil
Country: Belgium
Automotive
Body Sheet
Specialty Coil
and Sheet
Customized
Products
Duffel
Country: Canada
Heat Exchanger Sheet
Fins and Foil
Coated Coil and Sheet
Koblenz
Cap-de-la-Madeleine
Toronto
Country: Germany
Industrial
BUG Systems
Vogt
Country: China
Industrial
Project Business
Tianjin (61%)
Country: Germany
Industrial
Bitterfeld
Country: Germany
Industrial
Project Business (large)
Bonn
Industrial
Hard Alloy

Other Customised
Applications
Speciality Coil
and Sheet
Automotive
Body Sheet
Heat Exchanger
Materials
Commercial
Plate & Shate (1)
Aircraft Plate
& Sheet
(1) Heavy gauge sheet. (2) Non heat treated.
Products:
Foil, coil coating,
B&C, foil
conversion,
transport
Broad range of
customers
applications;
cookware, heat
shields, fuel tanks
All automotive body
applications
Radiators,
evaporators,
condensers for
automotive and
industrial
Tooling, moulding,
transport,
shipbuilding, silos,
LNG transport
Commercial &
Military aircraft,
aerospace
Hot & Cold reroll
coil, foil and coated
products
Coil, sheet and
circles in a wide
variety of alloys
HT and NHT sheet Brazing Coil &
Sheet Clad and
non-clad fins
NHT (2) – plate, HT
plate, wide transport
shate
Aircraft plate and
wide skin sheet
End-Use
Applications:
Products:
Railway carriages, ship
superstructures and defense
Gearbox, brakes, steering,
pneumatics, aircraft
Window sills, water bars,
roofing, window and wall
systems
Building, transport,
engineering
Large and heavy sections Rods, bars, solid & hollow
sections
Complete systems including
all profiles and accessories
Soft alloy sections to
customers specifications
End-Use
Applications:
Projects Hard Alloys BUG – Building Systems Industrial Extrusions
Corus
Corus
Product Portfolio Overview
Product Portfolio Overview
Focus on High Value-Added Specialties

Corus Blue Chip Customer Base
Corus Blue Chip Customer Base
High Quality, Diverse Global Customer Base
Electrolux
Embraer
Euramax
Gillette
Kronprinz
Modine
Renault
Siemens
Thermo King
Valeo
Visteon
Volkswagen
Volvo
Airbus
Alstom
Audi
Behr
Boeing
Bombardier
Bosch
Daimler Chrysler

Potential Synergies
Potential Synergies
$25 Total
Global scale
Integration of North America
operations
IT platform consolidation
5 Shared Services
Predictive maintenance
Six Sigma
Best practice translation
Ormet equipment to Cap
10 Manufacturing
Global capability 5 Non-Metal Purchasing
Scrap supply
Primary Aluminum Supply
Global hedging position
Coil supply to Cap-de-la-
Madeleine (Cap)
$5 Metal Sourcing
Actions Targeted Synergies Area
Two Year Time Frame To Realize Synergies
(Dollars in millions)

Preliminary Transaction Timeline
Preliminary Transaction Timeline
Targeting Third Quarter Closing
Closing July – August:
Regulatory approvals obtained
Receipt of audited financials
May – June:
Complete negotiations for definitive
agreement
Early May:
Works Council consultation process March 16-Mid April:
Non-binding Letter of Intent March 16: